Exhibit 99.1

Hennessy Capital Investment Corp. VI Announces Postponement of its Special Meeting of Stockholders to 10:00 A.M. ET on September 30

New York, NY, Sept. 26, 2024 (GLOBE NEWSWIRE) -- Hennessy Capital Investment Corp. VI (NASDAQ: HCVI) (the “Company”) today announced that its special meeting of the stockholders (the “Meeting”) will be postponed from 10:00 a.m. Eastern Time on September 27, 2023 to 10:00 a.m. Eastern Time on September 30, 2024. The record date for determining the Company stockholders entitled to receive notice of and to vote at the Meeting remains the close of business on September 6, 2024 (the “Record Date”). Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the postponement of the Meeting, the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption remains unchanged, and shares must have been submitted for redemption by 5:00 p.m. Eastern Time on September 25, 2024. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by 9:00 a.m. Eastern Time on September 30, 2024.

About Hennessy Capital Investment Corp. VI

The Company is a blank check company founded by Daniel J. Hennessy and formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any business, industry, sector or geographical location, it intends to focus its search on target businesses in the industrial technology sector.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the definitive proxy statement (the “Proxy Statement”) in connection with the Meeting filed by the Company with the SEC on September 11, 2024.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company has filed the Proxy Statement with the SEC and, beginning on September 11, 2024, mailed the Proxy Statement and other relevant documents to its stockholders as of the September 6, 2024 record date for the Meeting. The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company, the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., at 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400, Email: HCVI@info.sodali.com.

Forward-Looking Statements

This press release contains statements that are forward-looking and as such are not historical facts. These forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and any other statements that are not statements of current or historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “plans,” “may,” “might,” “plan,” “possible,” “potential,” “projects,” “predicts,” “will,” “would,” or “should,” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this press release, and undue reliance should not be placed on forward-looking statements. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent period. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Please refer to those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, under “Risk Factors” section in the Proxy Statement, and in other reports the Company files with the SEC.

Media Contact:

Gateway Group

Cody Slach, Georg Venturatos

(949) 574-3860

Namibminerals@gateway-grp.com